Exhibit 99.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

            Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of MOD-PAC CORP. (the "Company"), does hereby certify, to such officer's knowledge, that:

            The Quarterly Report on Form 10-Q for the quarter ended March 29 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9,2003	/s/ Daniel G. Keane

Daniel G. Keane Title: Chief Executive Officer

Dated: May 9,2003	/s/ C. Anthony Rider

C. Anthony Rider Title: Chief Financial Officer